December 23, 2025

Appleseed Fund

Supplement to the Prospectus and Statement of Additional Information,

each dated January 28, 2025

Effective immediately, the Appleseed Fund (the “Fund”), a series of Unified Series Trust (the “Trust”), is terminating the public offering of its shares. Shares of the Fund are therefore no longer available for purchase by investors. As discussed below, all outstanding shares of the Fund will be redeemed at their net asset value per share determined as of the close of business on January 27, 2026 (the “Redemption Date”).

The return of capital by way of a redemption of all outstanding shares of the Fund was approved by the Board of Trustees of the Trust (the “Board”) based on the Board’s determination, in consultation with the Fund’s investment adviser, Pekin Hardy Strauss, Inc. (the “Adviser”), that failure to redeem all shares could have materially adverse consequences to the Fund and its shareholders given relevant factors including the Fund’s small asset base and limited prospects for the Fund to reduce expenses and increase cost efficiencies based on assets from new shareholder investments. Through the Redemption Date, the Adviser will continue to reduce its fees and to reimburse expenses of the Fund as necessary to limit the ordinary operating expenses of the Fund to 0.95% annually of the Fund’s average daily net assets (as described in the Prospectus).

All shares of the Fund will be redeemed on the Redemption Date, and the proceeds of the redemption of shares held in each shareholder’s account will be sent to the shareholder’s address of record or to such other address as may be directed by the shareholder, including special instructions that may be needed for Individual Retirement Accounts (“IRAs”) and other tax deferred retirement accounts (as discussed below). Between the date of this Supplement and the Redemption Date, the portfolio securities of the Fund will be sold in an orderly manner as necessary to satisfy redemption requests and to effect redemptions of shares on the Redemption Date. During the liquidation process through the Redemption Date, the Fund will not be pursuing its stated investment objective.

Shareholders continue to have the right to redeem their Fund shares on each business day prior to the Redemption Date. Redemptions will be processed at the net asset value per share of the Fund next computed after receipt of the redemption request.

The redemption of shares of the Fund, as described in this Supplement, will for tax purposes be considered a sale of your Fund shares. Shareholders should consult with their own tax advisors to ensure proper treatment of the redemption on their income tax returns. In addition, shareholders invested in the Fund through an IRA or other tax-deferred retirement account should consult the rules regarding reinvestment of their redemption proceeds. In order to avoid the taxation of redemption proceeds in the current tax year,

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such shareholder may choose to authorize, prior to the Redemption Date, a direct transfer of their retirement account assets invested in the Fund to another IRA or tax-deferred retirement account. Generally, a shareholder will have 60 days from the Redemption Date to invest their redemption proceeds in another IRA or tax-deferred retirement account to avoid treatment of the redemption proceeds as taxable income for the current tax year.

If you have any questions regarding your investment, or the redemption of Fund shares as described in this Supplement, please call 1-800-470-1029.

You should read this supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information and retain it for future reference.